EXHIBIT 99.4

On June 14, 2019, Healthcare Solutions Management Group, Inc., a Delaware corporation, and successor in interest to Verity Delaware Inc., a Delaware corporation which was previously a Nevada corporation named Verity Corp. (“we,” “us, “our” or the “Company”) entered into a Merger Agreement (the “Merger Agreement”) by and between the Company, Verity Merger Corp., a wholly-owned subsidiary of the Company and a Delaware corporation (the “Merger Sub”), and Healthcare Solutions Holdings, Inc., a Delaware corporation (“HSH”). Pursuant to the terms of the Merger Agreement, the parties agreed that Merger Sub would merge with and into HSH, with HSH being the surviving entity and becoming a wholly-owned subsidiary of the Company (the “Merger”).

The Merger closed on April 15, 2021 and upon the effective time of the Merger, the Company filed a certificate of merger and among Merger Sub and HSH, pursuant to which (i) HSH’s certificate of incorporation became the certificate of incorporation of the surviving company, (ii) HSH’s bylaws became the bylaws of the surviving company, (iii) HSH’s directors immediately prior to the effectiveness of the Merger became the directors of the surviving company and (iv) HSH’s officers immediately prior to the effectiveness of the Merger became the officers of the surviving company and pursuant to which Merger Sub merged with and into HSH with HSH being the surviving entity, and HSH became our wholly owned subsidiary. As a result of the consummation of the Merger, HSH became our wholly owned subsidiary and the business of HSH became the business of the Company going forward.

The unaudited pro forma combined financial statements presented below are prepared using recapitalization accounting for the Reverse Merger. Pro forma adjustments which give effect to certain transactions occurring as a direct result of the Reverse Merger are described in the accompanying unaudited notes presented on the following pages.

The unaudited pro forma combined balance sheets are prepared as though the Reverse Merger occurred at the close of business on September 30, 2020 and December 31, 2020, respectively. The unaudited pro forma combined statements of operations give effect to the Reverse Merger as though it had occurred on October 1, 2019, and October 1, 2020, respectively.

The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company and HSH been a combined company during the specified periods. The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of HSH included herein and the historical financial statements of the Company included in its Annual Report on Form 10-KT for the fiscal year ended September 30, 2020 as filed with the United States Securities and Exchange Commission (“SEC”) on January 20, 2021 and in its Quarterly Report on Form 10-Q for the three months ended December 31, 2020 as filed with the SEC on February 22, 2021.

1

Healthcare Solutions Management Group Inc. and Healthcare Solutions Holdings, Inc.
Unaudited Proforma Consolidated Balance Sheets
For the Year Ended September 30, 2020

	Healthcare	Healthcare
	Solutions	Solutions
	Management	Holdings,
	Group, Inc	Inc.
	September 30,	September 30,
	2020	2020	Adjustments		Consolidated

ASSETS
Cash	$165	$841,183			$841,348
Accounts receivable/Other receivable	-	74,622			74,622
Prepaid expenses	-	60,666			60,666
Investments	-	83,087,469			83,087,469
Equipment	-	587,083			587,083
Total Assets	$165	$84,651,023			$84,651,188

LIABILITIES & STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable	$88,064	$-			$88,064
Accounts payable related party	-	20,250			20,250
PPP loan	-	210,500			210,500
Receiver certificate	65,000	-	(65,000	)(a)	-
Notes payable	215,323	250,000	(215,323	)(b)	250,000
Interest payable	16,877	16,215	(16,877	)(a)	16,215
Notes payable related party	4,001,267	9,446,348	(4,001,267	)(b)	9,446,348
Total current liabilities	4,386,531	9,943,313	(4,298,467)		10,031,377

Total liabilities	4,386,531	9,943,313	(4,298,467)		10,031,377

Commitments and contingencies	-	-			-

Stockholders' Equity
Preferred Stock Class A	-	18	(18)
Preferred Stock Class B	-	-
Preferred Stock Class C	-	-
Preferred Stock Class D	-	10	(10)
Common stock	127,333	1,000	1,144,998	(c)	1,273,331
Additional paid in capital	11,657,533	86,055,989	3,153,497	(a)(b)(c)	100,867,019
Accumulated other comprehensive income	-	(1,137,548)			(1,137,548)
Retained earnings (deficit)	(16,171,231)	(10,211,758)			(26,382,989)
Total Stockholders' (Deficit)	(4,386,366)	74,707,710	4,298,467		74,619,812
Total Liabilities and Stockholders' (Equity)	$165	$84,651,023	(0)		$84,651,188

(a) To write-off related party receiver loan and interest as a result of the merger
(b) To write-off related party debt due to the expiration of the statute of limitations and court actions

(c) To reflect the issuance of 1,145,997,555 shares of Healthcare Solutions Management's common stock pursuant to the Exchange Ratio in the merger agreement of 114.599574. As part of the transaction all preferred stock of Healthcare Solutions Holdings was cancelled.

2

Healthcare Solutions Management Group Inc. and Healthcare Solutions Holdings, Inc.
Unaudited Proforma Statements of Operations
For the Year Ended September 30, 2020

	September 30,	September 30,
	2020	2020	Adjustments		Consolidated
Revenue
Sales	$-	$3,524,334			3,524,334
COGS	-	-			-
Gross profit	-	3,524,334			3,524,334

Operating Expenses:
Administrative expenses	3,094,239	1,654,591			4,748,830
Contractors expenses		4,900,139			4,900,139
Total operating expenses	3,094,239	6,554,730			9,648,969
(Loss) from operations	(3,094,239)	(3,030,397)			(6,124,636)
Other expense					-
Other (expense) net	(1,616)	-			(1,616)
Income (loss) before provision for income taxes	(3,095,855)	(3,030,397)			(6,126,252)
Provision for income taxes	-	-			-
Net (Loss)	$(3,095,855)	$(3,030,397)			$(6,126,252)

Basic and diluted earnings(loss) per common share	$(0.05)	$(0.30)			$(0.00)

Weighted average number of shares outstanding	56,331,039	10,000,000	1,206,999,561	(a)	1,273,330,600

Comprehensive income (loss):
Net income: loss		$(3,030,397)	(3,095,855)		(6,126,252)
Unrealized investment gain or loss		(8,954,575)			(8,954,575)
Comprehensive income (loss):		$(11,984,972)			(11,984,972)

(a) To adjust share count to final merger consideration

3

Healthcare Solutions Management Group Inc. and Healthcare Solutions Holdings, Inc.
Unaudited Proforma Consolidated Balance Sheets
For the Three Months Ended December 31, 2020

	Healthcare	Healthcare
	Solutions	Solutions
	Management	Holdings,
	Group, Inc	Inc.
	December 31,	December 31,
	2020	2020	Adjustments		Consolidated

ASSETS
Cash	$3,643	$429,561			$433,204
Accounts receivable/Other receivable	-	160,906			160,906
Prepaid expenses	-	60,666			60,666
Investments	-	89,244,250			89,244,250
Equipment	-	1,462,083			1,462,083
Total Assets	$3,643	$91,357,467			$91,361,110

LIABILITIES & STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable	$88,064	$-			$88,064
Accounts payable related party	3,500	796			4,296
PPP loan	-	210,500			210,500
Receiver certificate	65,000	-	(65,000	)(a)	-
Notes payable	215,323	250,000	(215,323	)(b)	250,000
Interest payable	18,511	16,215	(18,511	)(a)	16,215
Notes payable related party	4,001,267	10,489,614	(4,001,267	)(b)	10,489,614
Total current liabilities	4,391,665	10,967,125	(4,300,101)		11,058,689

Total liabilities	4,391,665	10,967,126	(4,300,101)		11,058,690
					-
Commitments and contingencies	-	-			-

Stockholders' Equity					-
Preferred Stock Class A	-	18	(18)		-
Preferred Stock Class B	-	-			-
Preferred Stock Class C	-	-			-
Preferred Stock Class D	-	10	(10)		-
Common stock	127,333	1,000	1,144,998	(c)	1,273,331
Additional paid in capital	11,657,533	86,055,989	3,155,131	(a)(b)(c)	100,868,653
Accumulated other comprehensive income	-	5,019,233			5,019,233
Retained earnings (deficit)	(16,172,887)	(10,685,909)			(26,858,796)
Total Stockholders' (Deficit)	(4,388,022)	80,390,341	4,300,101		80,302,421
Total Liabilities and Stockholders' (Equity)	$3,643	$91,357,467	-		$91,361,110

(a) To write-off related party receiver loan and interest as a result of the merger
(b) To write-off related party debt due to the expiration of the statute of limitations and court actions

(c) To reflect the issuance of 1,145,997,555 shares of Healthcare Solutions Management's common stock pursuant to the Exchange Ratio in the merger agreement of 114.599574. As part of the transaction all preferred stock of Healthcare Solutions Holdings was cancelled.

4

Healthcare Solutions Management Group Inc. and Healthcare Solutions Holdings, Inc.
Unaudited Proforma statements of Operations
For the Three Months Ended December 31, 2020

	December 31,	December 31,
	2020	2020	Adjustments		Consolidated
Revenue
Sales	$-	$1,697,297			$1,697,297
COGS	-	-			-
Gross profit	-	1,697,297			1,697,297

Operating Expenses:
Administrative expenses	22	531,119			531,141
Contractors expenses		1,640,329			1,640,329
Total operating expenses	22	2,171,448			2,171,470
(Loss) from operations	(22)	(474,150)			(474,172)
Other expense
Other (expense) net	(1,634)	-			(1,634)
Income (loss) before provision for income taxes	(1,656)	(474,150)			(475,806)
Provision for income taxes	-	-			-
Net (Loss)	$(1,656)	$(474,150)			(475,806)

Basic and diluted earnings(loss) per common share	$(0.00)	$(0.05)			$(0.00)

Weighted average number of shares outstanding	127,333,060	10,000,000	1,135,997,540	(a)	1,273,330,600

Comprehensive income (loss):
Net income: loss		$(474,150)	(1,656)		$(475,806)
Unrealized investment gain or loss		6,156,781			6,156,781
Comprehensive income (loss):		$5,682,631			$5,680,975

(a) To adjust share count to final merger consideration

5